                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  August 6, 2008
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                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

 NEBRASKA                         333-130343                     20-0568230
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska            68713
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry Into Material Definitive Agreement

     NEDAK Ethanol, LLC ("Company") entered into an Engineering, Procurement and
Construction Services Fixed Price Contract (the "Contract") dated August 9, 2006 with Delta-T  Corporation  ("Delta").  On April 11, 2008,  the Company and Delta
executed amendment number 3 to the Contract (the "Amendment") which provided (i)
that the Company  would pay Delta an  incentive of  $5,000,000,  (ii) that Delta would be paid a  stainless  steel  surcharge,  (iii)  changes to the  Mechanical
Completion  Date,  (iv)  changes  to the  Performance  Testing  and  Name  Plate
Production milestones,  (v) that Delta would pay specified liquidated damages to the Company if Delta failed to meet  specified  goals,  (vi)  Delta's  corporate parent, Bateman Litwin NV ("Bateman") would guarantee Delta's performance of the
Contract, (vii) letters of credit issued by banks on Delta's behalf in favor the
Company  would be extended or  replaced  by one letter of credit,  (viii)  Delta and/or Bateman would cause the Bank of Hapoalim to issue an  irrevocable  letter of credit,  (ix) the Company to pay Delta certain  amounts  within three days of the Amendment,  (x) the retainage  under the Contract would be released and paid to Delta upon  Mechanical  Completion,  and (xi)  Delta  would  appoint  certain personnel to work at the Company's site.

     The Company has identified certain  deficiencies in the construction of its ethanol  plant which was expected to achieve  mechanical  completion by July 15,
2008. After working with Delta to resolve those deficiencies, on August 4, 2008, the Company and Delta  executed a Second  Letter of  Commitment  and Intent (the
"Second LOC") which  provides that the Company and Delta will  negotiate in good faith to amend  the  Contract  to  provide  the  following:  (i) the  Mechanical
Completion date shall be July 28, 2008,  (ii) all  Performance  Testing shall be completed  and Name  Plate  Production  shall be  reached  by sixty  days  after
Mechanical  Completion,  (iii) the $5  million  incentive  payment  due from the
Company to Delta under the  Amendment  will be deferred  and all  principal  and interest shall be payable 24 months after Performance Test Acceptance,  with the
Company paying interest of 1% above the cost of borrowing for Bateman, (iv) that no  liquidated  damages  will  be  assessed  prior  to  the  revised  Mechanical
Completion  date of July 28,  2008,  (v) that if  Mechanical  Completion  is not reached by July 28,  2008,  Delta  will pay the  Company  liquidated  damages of
$21,000 per day for each day after July 28, 2008 that  Mechanical  Completion is not reached for the first four weeks thereafter and $28,000 per day for each day after the first four weeks, (vi) the ethanol plant  constructed  pursuant to the
Contract  (the  "Facility")  meets  Mechanical  Completion as of the date of the
Second LOC, (vii) Performance Testing will not include the Dryer/RTO elements of the  Facility,  (viii)  Delta  will pay the  Company  liquidated  damages if the ethanol plant does not meet its Name Plate Weekly  Production  within sixty days of Mechanical Completion,  such liquidated damages being in the amount of thirty cents per gallon per week for each gallon that the Name Plate Weekly  Production is under  850,000  gallons per week,  (ix) the Company will pay Delta $4 million within seven business days of reaching  Mechanical  Completion,  (x) the Company will pay Delta  $500,000  within seven business days after Delta delivers to the
Company  (1)  all  available  tank  documentation  and  (2)  another  engineer's assessment  and  approval  of the  tanks,  provided  however  that if such other engineer  recommends  any  changes  to the tank such  changes  shall be  Delta's responsibility and at Delta's expense,  (xi) the Company will pay Delta $400,000 within seven  business days of Delta's  completion of the  insulation  (xii) the
Company will pay Delta $400,000 within seven business days of Delta's completion of the dryer and  performance  demonstration,  (xiii) the Company will pay Delta
$200,000 within seven business days of Delta's completion of the installation of the liner and gravel in the ethanol  storage  tank,  (xiv) the Company  will pay
Delta $200,000  within seven business days of Delta's  finalization of items for the Mechanical Completion  punch-list,  (xv) any insurance proceeds received for the RTO (as defined below) stack  collapse  shall be paid to Delta,  (xvi) Delta will engage an  independent  third-party  engineer to certify that all tanks are
"safe and functional" and that all tanks meet Nebraska Code requirements  (xvii)
Delta  will cause  Industrial  Alloy  Fabricators  ("IAF") to provide a ten-year warranty for the tanks,  supported by a $500,000 guaranty of Frank Williams, the owner of IAF, (xviii) if any government  regulatory agency deems any tank in the petroleum product tank farm does not meet Nebraska Code requirements,  then such deficiency shall be covered by the warranty contained in the Contract, and (xix)
Delta shall  provide an estimate and change order to review the vacuum  breakers in tanks and if such review  demonstrates  a sound design the Company  shall pay
Delta for the change  order,  but if such review  evidences  design  errors such errors shall be corrected by Delta free of charge.

     Item 7.01 Other Events.

     On June 12,  2008,  a severe wind burst  damaged the  regenerative  thermal oxidizer ("RTO") at the Company's plant. The Company is working with its insurer and Delta to replace it at this time.  The  practical  effect of this damage is that  until the RTO is  replaced,  the  Company  will be unable to dry distillers  grains, and accordingly (once the plant is operational) only be able to market wet distillers  grains,  which have a shorter period of use and cannot be shipped as far as dried or modified wet distillers grains.

     The Company expects to begin utilizing a qualified matching service ("QMS")
in the near  future,  under  which  Members  may trade a  limited  number of the
Company's Units, subject to a number of procedures and conditions. Any transfers of Units will remain subject to the  conditions of the Company's  Second Amended and Restated  Operating  Agreement--including  Board  approval.  Once the QMS is operational,  its procedures  and conditions  will be available on the Company's website (www.nedakethanol.com).

     Item 9.01. Financial Statements and Exhibits.

         (d)      Exhibits

               10.1 Change Orders dated October 25, 2006,  November 20, 2006 and
                    December   14,   2006  to   Engineering,   Procurement   and
                    Construction  Services  Fixed Price Contract dated August 9,
                    2006 with Delta-T Corporation  (incorporated by reference to exhibit 10.6 to Report on Form 8-K filed February 20, 2007).
               10.2 Engineering,  Procurement  and  Construction  Services Fixed
                    Price Contract dated August 9, 2006 with Delta-T Corporation
                    (incorporated by reference to exhibit 10.2 to Report on Form
                    10-QSB/A  filed  November 20, 2006, as amended  November 30,
                    2007).  Portions of the Contract have been omitted  pursuant to a request for confidential treatment.
               10.3 Amendment No. 3 to Engineering, Procurement and Construction
                    Services Fixed Price Contract between NEDAK Ethanol, LLC and
                    Delta-T  Corporation  dated April 11, 2008  (incorporated by reference  to exhibit 10.3 to Report on Form 8-K filed April
                    15, 2008).
               10.4 Second  Letter  of  Commitment   and  Intent  between  NEDAK
                    Ethanol, LLC and Delta-T Corporation dated August 4, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

         Date:  August 6, 2008

                                    NEDAK ETHANOL, LLC

                                    By:      /s/ Jerome Fagerland
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                                          Jerome Fagerland
                                          President